Exhibit 2.1

FIRST AMENDMENT TO THE

AGREEMENT AND PLAN OF MERGER DATED AS OF NOVEMBER 27, 2013

by and among

KOFFEE KORNER INC., a Delaware corporation,

CARDAX ACQUISITION, INC., a Delaware corporation,

CARDAX PHARMACEUTICALS, INC., a Delaware corporation, and

CARDAX PHARMA, INC., a Delaware corporation

This Amendment, dated as of the 10th day of January, 2014, by and among KOFFEE KORNER INC., a Delaware corporation (“PubCo”), CARDAX ACQUISITION, INC., a Delaware corporation (“PubCo Sub”), CARDAX PHARMACEUTICALS, INC., a Delaware corporation (“Holdings”), and CARDAX PHARMA, INC., a Delaware corporation (“Pharma”), amends that certain AGREEMENT AND PLAN OF MERGER, dated as of NOVEMBER 27, 2013 (the “Merger Agreement”), by and among PubCo, PubCo Sub, Holdings, and Pharma.

WHEREAS, the parties desire to amend the Covenants, to include an additional covenant, such that PubCo will not sell all or substantially all of its assets within a certain period of time;

WHEREAS, the parties desire to amend the Conditions Precedent to Merger, to include the execution of a Stock Purchase Agreement by and between PubCo and Pharma and to change the number of shares of Merger Shares that will be issued upon the Merger at the Effective Time;

WHEREAS, the parties desire to amend the form of the Warrant;

WHEREAS, Section 7.05 of the Merger Agreement provides that the parties may modify the Merger Agreement by written agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, hereby ratify and confirm the following amendments to the Merger Agreement.

1. Definitions. Capitalized terms used in this first amendment to the Merger Agreement (this “Amendment”) that are not otherwise defined in this Amendment shall have the respective meanings ascribed thereto in the Merger Agreement.

2. Amendments to the Merger Agreement.

2.1. Section 2.01 is hereby amended by amending and restating subsection (a) so that it reads in its entirety as follows:

(a) The shares of common stock, par value $0.01 per share, of Pharma (“Pharma Common Stock”) outstanding at the Effective Time shall be converted into and exchanged for an aggregate of 3,227,685 shares (“Merger Shares”) of common stock, par value $0.001 per share, of PubCo (“PubCo Common Stock”), except that shares of Pharma Common Stock held in Pharma’s treasury or owned by Pharma at the Effective Time shall be cancelled. The ratio of Merger Shares to the number of shares of issued and outstanding Pharma Common Stock (giving effect to the cancellation referenced in the immediately preceding sentence) is referred to hereinafter as the “Exchange Ratio.”

2.2. Section 3.01 is hereby amended by inserting a new Section 3.01(i) as follows:

PubCo and Pharma shall enter into a Stock Purchase Agreement, whereby PubCo shall purchase 67 shares of Pharma Common Stock, representing 40% of Pharma’s shares outstanding after giving effect to such purchase, and PubCo shall issue 30,000,000 shares of PubCo Common Stock to Pharma (which, for avoidance of doubt, is after giving effect to the stock dividend to stockholders of record as of January 9, 2014) as consideration therefor.

2.3. Section 5.01 is hereby amended by inserting a new Section 5.01(n) as follows:

Without the prior written consent of Holdings, for a period that is the earlier of: (i) two years after the Effective Time; or (ii) the date that Holdings is a stockholder of record of less than 10% of the PubCo Common Stock, determined on a fully diluted basis, PubCo shall not sell, lease or exchange all or substantially all of the Pharma Common Stock then held by PubCo or cause Pharma to sell all or substantially all of Pharma’s property and assets, including Pharma’s goodwill and its corporate franchises. Notwithstanding the foregoing sentence, the covenant of PubCo in this Section 5.01(n) shall not prohibit or restrict: (i) the issuance and sale of any security issued by Pharma; (ii) any pledge or other grant of a security interest in, or other financing of Pharma or its property or assets, including any foreclosure of such security interest; or (iii) any transaction involving the securities of PubCo, including the issuance of any security by PubCo or any merger, consolidation or recapitalization of PubCo, including any transaction or series of transactions that result in any change in ownership or beneficial ownership or control of PubCo. For the avoidance of doubt, the foregoing sentence shall not affect or limit in any way any right that Holdings may have pursuant to the Certificate of Incorporation or Bylaws of PubCo or applicable law to vote or consent in Holdings’ capacity as a stockholder of PubCo.

2.4. Exhibit I: Form of each PubCo Warrant is hereby deleted and replaced with Schedule A attached hereto.

3. Ratification. The terms and provisions of the Merger Agreement, as amended by this Amendment, are hereby ratified, confirmed, adopted and approved.

4. Full Force and Effect. As expressly modified by this Amendment, all of the terms and provisions of the Merger Agreement shall continue in full force and effect, and all parties hereto shall be entitled to the benefits thereof. The agreements herein contained are limited specifically to the matters set forth above and do not constitute directly or by implication an amendment or waiver of any other provision of the Merger Agreement which has not been expressly amended or waived herein.

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5. Effective Date. This Amendment shall become effective upon the execution of all parties hereto.

6. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws and decisions of the State of New York, without regard to conflict of law rules applied in such State.

7. Interpretation. All Article and Section titles and captions in this Agreement are for convenience only. They shall not be deemed part of this Agreement and in no way define, limit, extend or describe the scope or intent of any provisions hereof. All references to Sections, Exhibits or Schedules shall be, unless the context otherwise requires, a reference to a Section, Exhibit or Schedule to this Agreement. The words “herein”, “hereof”, “hereby” or “hereto” shall refer to this Agreement unless otherwise expressly provided. Whenever the context may require, any pronoun used herein shall include the corresponding masculine, feminine or neuter forms. The singular form of nouns, pronouns and verbs shall include the plural, conjunctive derivation and vice versa.

8. Modification. This Amendment sets forth the entire understanding of the parties with respect to the subject matter hereof and supersedes all existing agreements among them concerning such subject matter. This Amendment shall only be modified by the written agreement of all parties.

9. Counterparts. This Amendment may be executed in two or more counterparts, all of which when taken together shall be considered one and the same amendment to the Merger Agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

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IN WITNESS WHEREOF, this Amendment has been executed by duly authorized officers of each of the parties hereto as of the date first above written.

KOFFEE KORNER, INC.

By:	/s/ Austin Kibler
Name: Austin Kibler
Title: Managing Member

CARDAX ACQUISITION, Inc.

By:	/s/ Austin Kibler
Name: Austin Kibler
Title: Managing Member

Cardax Pharmaceuticals, Inc.

By:	/s/ David G. Watumull
Name: David G. Watumull
Title: President and CEO

CARDAX PHARMA, INC.

By:	/s/ David G. Watumull
Name: David G. Watumull
Title: President and CEO

Schedule A-1

WARRANT NUMBER _______________

[FORM OF NOTEHOLDER WARRANT]

WARRANT TO PURCHASE SHARES OF CAPITAL STOCK

NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON ITS EXERCISE HAVE BEEN REGISTERED UNDER EITHER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THE SECURITIES UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

THIS CERTIFIES THAT, for value received, (the “Holder”), commencing _____________ (the “Date of Issue”) is entitled to purchase, subject to the conditions set forth below, at any time during the Exercise Period (as defined in Section 1.2 below), up to __________ shares ("Shares") of fully paid and non-assessable restricted capital stock, of ("Warrant Stock"), of [____________________] a [___] Corporation (the "Company"), at the per share purchase price (the "Warrant Exercise Price") set forth in Section 1.1, subject to the further provisions of this Warrant.

This Warrant is issued pursuant to that certain Note and Warrant Purchase Agreement dated as of _______________ (the “Purchase Agreement”) by and among the Company and the original holder of this Warrant, and is subject to the provisions thereof.

1.    EXERCISE OF WARRANT

The terms and conditions upon which this Warrant may be exercised, and the Warrant Stock covered hereby may be purchased, are as follows:

1.1           Warrants. The Company hereby issues to the Holder warrants to purchase ___________________ new issued shares of Warrant Stock (the “Warrants”).

1.2           The Warrant Exercise Price. The exercise price for the Warrants shall be equal to $0.625 per share, if exercised before five years from the date hereof, subject to adjustment as provided in Section 4 below.

Schedule A-1	1

1.3           Method of Exercise. The Holder of this Warrant may, prior to five years from the Date of Issue, unless extended by the Company in its sole discretion (the "Exercise Period"), exercise in whole or in part the purchase rights evidenced by this Warrant. Such exercise shall be effected by:

(a)          the surrender of the Warrant, together with a duly executed copy of the form of subscription attached hereto, to the Secretary of the Company at its principal offices;

(b)          the payment to the Company, by certified check or bank draft payable to its order, of an amount equal to the aggregate Warrant Exercise Price for the number of Shares for which the purchase rights hereunder are being exercised; and

(c)          the delivery to the Company, if necessary, to assure compliance with federal and state securities laws, of an instrument executed by the Holder certifying that the Shares are being acquired for the sole account of the Holder and not with a view to any resale or distribution.

1.4           Satisfaction with Requirements of Securities Act of 1933. Notwithstanding the provisions of Section 1.1 and Section 7, exercise of this Warrant is contingent upon the Company's satisfaction that the issuance of Warrant Stock upon the exercise is exempt from the requirements of the Securities Act of 1933, as amended (the "Securities Act") and all applicable state securities laws. The Holder of this Warrant agrees to execute any and all documents deemed necessary by the Company to effect the exercise of this Warrant.

1.5           Issuance of Shares. In the event the purchase rights evidenced by this Warrant are exercised in whole or in part, one or more certificates for the purchased Shares shall be issued as soon as practicable thereafter to the Holder. In the event of a partial exercise, the Holder will not have the right to purchase any additional Shares pursuant to this Warrant.

1.6           Cancellation. Notwithstanding anything in this Warrant to the contrary, this Warrant shall be cancelled, and shall not be exercisable if, on or before five years from the Date of Issue.

2.	TRANSFERS

This Warrant and all rights hereunder are not transferable by the Holder except upon the distribution, dissolution or liquidation of the Holder, in which case the rights of the Holder hereunder shall pass pursuant to the articles of organization of the limited liability corporation.

3.	FRACTIONAL SHARES

Notwithstanding that the number of Shares purchasable upon the exercise of this Warrant may have been adjusted pursuant to the terms hereof, the Company shall nonetheless not be required to issue fractions of Shares upon exercise of this Warrant or to distribute certificates that evidence fractional shares nor shall the Company be required to make any cash payments in lieu thereof upon exercise of this Warrant. Holder hereby waives any right to receive fractional Shares.

Schedule A-1	2

4.	ANTIDILUTION PROVISIONS

4.1           Stock Splits and Combinations. If the Company shall at any time subdivide or combine its outstanding shares of Warrant Stock, this Warrant shall, after that subdivision or combination, evidence the right to purchase the number of shares of Warrant Stock that would have been issuable as a result of that change with respect to the shares of Warrant Stock which were purchasable under this Warrant immediately before that subdivision or combination. If the Company shall at any time subdivide the outstanding shares of Warrant Stock, the Warrant Exercise Price then in effect immediately before that subdivision shall be proportionately decreased, and, if the Company shall at any time combine the outstanding shares of Warrant Stock, the Warrant Exercise Price then in effect immediately before that combination shall be proportionately increased. Any adjustment under this section shall become effective at the close of business on the date the subdivision or combination becomes effective.

4.2           Reclassification, Exchange And Substitution. If the Warrant Stock issuable upon exercise of this Warrant shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares provided for above), the Holder of this Warrant shall, on its exercise, be entitled to purchase for the same aggregate consideration, in lieu of the Warrant Stock that the Holder would have become entitled to purchase but for such change, a number of shares of such other class or classes of stock equivalent to the number of shares of Warrant Stock that would have been subject to purchase by the Holder on exercise of this Warrant immediately before that change.

4.3           Reorganizations, Mergers, Consolidations Or Sale Of Assets. If at any time there shall be a capital reorganization of the Company's Warrant Stock (other than a combination, reclassification, exchange, or subdivision of shares provided for elsewhere above) or merger or consolidation of the Company with or into another entity, or the sale of the Company's properties and assets as, or substantially as, an entirety to any other person or entity, then, as a part of such reorganization, merger, consolidation or sale, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified in this Warrant and upon payment of the Warrant Exercise Price then in effect, the number of shares of Warrant Stock or other securities or property of the Company, or of the successor entity resulting from such merger or consolidation, to which a holder of the Warrant Stock deliverable upon exercise of this Warrant would have been entitled in such capital reorganization, merger, or consolidation or sale if this Warrant had been exercised immediately before that capital reorganization, merger, consolidation, or sale. In any such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder of this Warrant after the reorganization, merger, consolidation, or sale to the end that the provisions of this Warrant (including adjustment of the Warrant Exercise Price then in effect and number of Shares purchasable upon exercise of this Warrant) shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant. The Company shall, within thirty (30) days after making such adjustment, give written notice (by first class mail, postage prepaid) to the Holder of this Warrant at the address of the Holder shown on the Company's books. That notice shall set forth, in reasonable detail, the event requiring the adjustment and the method by which the adjustment was calculated, and specify the Warrant Exercise Price then in effect after the adjustment and the increased or decreased number of Shares purchasable upon exercise of this Warrant. When appropriate, that notice may be given in advance and include as part of the notice required under other provisions of this Warrant.

Schedule A-1	3

4.4           Reservation of Stock Issuable Upon Exercise. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Warrant Stock solely for the purpose of effecting the exercise of this Warrant such number of its shares of Warrant Stock as shall from time to time be sufficient to effect the exercise of this Warrant and if at any time the number of authorized but unissued shares of Warrant Stock shall not be sufficient to effect the exercise of this Warrant, in addition to such other remedies as shall be available to the Holder of this Warrant, the Company will use its best efforts to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but un-issued shares of Warrant Stock to such number of shares as shall be sufficient for such purposes.

5.	RIGHTS PRIOR TO EXERCISE OF WARRANT

This Warrant does not entitle the Holder to any of the rights of a stockholder of the Company, including without limitation, the right to receive dividends or other distributions, to exercise any preemptive rights, to vote, or to consent or to receive notice as a stockholder of the Company. If, however, at any time prior to the termination of this Warrant and prior to its exercise, any of the following events shall occur:

(a)          the Company shall declare any dividend payable in any securities upon its shares of Warrant Stock or make any distribution (other than a regular cash dividend) to the Holders of its shares of Warrant Stock; or

(b)          the Company shall offer to the holders of its shares of Warrant Stock any additional Warrant of Warrant Stock or securities convertible into or exchangeable for shares of Warrant Stock or any right to subscribe for or purchase any thereof; or

(c)          a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation, merger, sale, transfer or lease of all or substantially all of its property, assets and business as an entirety) shall be proposed and action by the Company with respect thereto has been approved by the Company's Board of Directors;

then in any one or more of said events the Company shall give notice in writing of such event to the Holder at the last address of the Holder as it shall appear on the Company's records at least twenty (20) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividends, distribution, or subscription rights, or for the determination of stockholders entitled to vote on such proposed dissolution, liquidation or winding up. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to publish, mail or receive such notice or any defect therein or in the publication or mailing thereof shall not affect the validity of any action taken in connection with such dividend, distribution or subscription rights, or such proposed dissolution, liquidation or winding up. Each person in whose name any certificate for shares of Warrant Stock is to be issued shall for all purposes be deemed to have become the holder of record of such shares on the date on which this instrument was surrendered and payment of the Warrant Exercise Price was made, irrespective of the date of delivery of such stock certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares of Warrant Stock at the close of business on the next succeeding date on which the stock transfer books are open.

Schedule A-1	4

6.	SUCCESSORS AND ASSIGNS

The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the Holder hereof and their respective successors and permitted assigns.

7.	RESTRICTED SECURITIES

The Holder acknowledges that this Warrant is, and each of the shares of Warrant Stock issuable upon the due exercise hereof will be, a restricted security, that he understands the provisions of Rule 144 of the Securities and Exchange Commission, and that the certificate or certificates evidencing such shares of Warrant Stock will bear a legend substantially similar to the following:

"The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under the securities laws of any state. They may not be sold, transferred or otherwise disposed of in the absence of an effective registration statement covering these securities under the said Act or laws, or an opinion of counsel satisfactory to the Company and its counsel that registration is not required thereunder."

8.	LOSS OR MUTILATION

Upon receipt by the Company of satisfactory evidence of the ownership of and the loss, theft, destruction, or mutilation of any Warrant, and (i) in the case of loss, theft, or destruction, upon receipt by the Company of indemnity satisfactory to it, or (ii) in the case of mutilation, upon receipt of such Warrant and upon surrender and cancellation of such Warrant, the Company shall execute and deliver in lieu thereof a new Warrant representing the right to purchase an equal number of shares of Warrant Stock.

The Holder also acknowledges that each of the Shares issuable upon the due exercise hereof will be subject to any transfer restrictions in the Company’s Articles of Incorporation, including a right of first refusal to the Company, and the certificate or certificates evidencing the Shares will bear a legend to this effect.

9.	TERMINATION DATE

This Warrant shall terminate upon the sooner of (a) five years from the Date of Issue; (b) the exercise of all or any portion of this Warrant pursuant to the terms of Section 1 hereof; or (c) cancellation pursuant to Section 1.5 hereof.

Schedule A-1	5

10.	GOVERNING LAW

This Warrant and any dispute, disagreement or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be governed or interpreted according to the internal laws of the State of New York without regard to conflicts of law.

11.         HEADINGS. The headings and captions used in this Warrant are used only for convenience and are not to be considered in construing or interpreting this Warrant. All references in this Warrant to sections and exhibits shall, unless otherwise provided, refer to sections hereof and exhibits attached hereto, all of which exhibits are incorporated herein by this reference.

12.         NOTICES. All notices or other communications given or made hereunder shall be in writing and shall be mailed by certified or registered mail, delivered by professional courier or hand, or transmitted via email or facsimile, to such party’s address as set forth in the Purchase Agreement, or such other address as the Holder or the Company shall notify the other in writing as above provided. Any notice sent in accordance with this section shall be effective on the date three days after the date of mailing or, if delivered by hand or professional courier, or transmitted via email or facsimile with delivery receipt, on the date of delivery, provided, however, that notices to the Company will be effective upon receipt.

13.         SEVERABILITY. If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Warrant and the balance of this Warrant shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms

14.         PURCHASE AGREEMENT. This Warrant incorporates by reference all the terms of the Purchase Agreement.

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Schedule A-1	6

In Witness Whereof, the parties have executed this Warrant as of the date first written above.

COMPANY

By:

Name:

Title:

HOLDER

By:

Name:

Title:

Schedule A-1	7

SUBSCRIPTION

____________________

Gentlemen:

The undersigned,_____________________________, hereby elects to purchase, pursuant to the provisions of the foregoing Warrant held by the undersigned,_________shares of the Stock ("Warrant Stock") of _______________________

Payment of the purchase price of __________ per Share required under such Warrant accompanies this subscription.

The undersigned hereby represents and warrants that the undersigned is acquiring such Warrant Stock for the account of the undersigned and not for resale or with a view to distribution of such Warrant Stock or any part hereof; that the undersigned is fully aware of the transfer restrictions affecting restricted securities under the pertinent securities laws and the undersigned understands that the shares purchased hereby are restricted securities and that the certificate or certificates evidencing the same will bear a legend to that effect.

DATED: ___________, ____.

Signature:

Name:

Title:

Address:

Schedule A-1	8

Schedule A-2

[FORM OF CLASS A WARRANT]

WARRANT NUMBER _______________

CARDAX, INC.

WARRANT TO PURCHASE SHARES OF CAPITAL STOCK

NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON ITS EXERCISE HAVE BEEN REGISTERED UNDER EITHER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THE SECURITIES UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

THIS CERTIFIES THAT, for value received, ________________________________ (together with its successors and assigns, the “Holder”), commencing _____________ (the “Date of Issue”) is entitled to purchase, subject to the conditions set forth below, at any time and from time to time, in whole or in part, during the Exercise Period (as defined in Section 1.2 below), up to __________ fully paid and non-assessable shares (the “Shares”) of common stock, par value $0.001 per share (“Common Stock”), of Cardax, Inc., a Delaware corporation (the “Company”), at the per share purchase price (the “Warrant Exercise Price”) set forth in Section 1.1, subject to the further provisions of this Warrant.

This Warrant is issued pursuant to one of the following agreements by and among the Company, the Holder and such other parties as may be listed in such agreement (the agreement applicable to the initial holder of this Warrant being referred to as the “Agreement”), and is subject to the provisions thereof to the extent applicable hereto (provided, however, that in the event of any conflict between any of the terms of this Warrant and any of the terms of the Agreement, the terms of this Warrant shall prevail): (i) the Note and Warrant Purchase Agreement, dated as of May 31, 2013; (ii) the Amended and Restated Subscription Agreement dated as of January 3, 2014; (iii) the Subscription Agreement dated as of January __, 2014; or (iv) such other agreement.

1.	EXERCISE OF WARRANT

The terms and conditions upon which this Warrant may be exercised, and the shares of Common Stock covered hereby which may be purchased hereunder, are as follows:

Schedule A-2	1

1.1          Warrant. The Company hereby issues to the Holder this warrant to purchase an aggregate number of ___________________ newly issued shares of Common Stock (the “Warrant”).

1.2          The Warrant Exercise Price. The exercise price for the Warrant shall be equal to $0.625 per share, subject to adjustment as provided in Section 4 below.

1.3          Method of Exercise. The Holder of this Warrant may, during the period commencing on the Date of Issue and ending on the fifth (5th) anniversary of the Date of Issue, unless extended by the Company in its sole discretion (the “Exercise Period”), exercise in whole or in part the purchase rights evidenced by this Warrant. Such exercise shall be effected by:

(a)          the surrender of the Warrant, together with a duly executed copy of the form of subscription attached hereto, to the Secretary of the Company at its principal offices;

(b)          the payment to the Company, by certified check or bank draft payable to its order, of an amount equal to the aggregate Warrant Exercise Price for the number of Shares for which the purchase rights hereunder are being exercised; and

(c)          the delivery to the Company, if necessary, to assure compliance with federal and state securities laws, of an instrument executed by the Holder certifying that the Shares are being acquired for the sole account of the Holder and not with a view to any resale or distribution.

1.4          Satisfaction with Requirements of Securities Act of 1933. Notwithstanding the provisions of Section 1.3 and Section 7 hereof, exercise of this Warrant is contingent upon the Company’s satisfaction that the issuance of the Shares for which this Warrant is being exercised is exempt from the requirements of the Securities Act and all applicable state securities laws. The Holder of this Warrant agrees to execute any and all documents deemed necessary by the Company to effect the exercise of this Warrant.

1.5          Issuance of Shares. In the event the purchase rights evidenced by this Warrant are exercised in whole or in part, one or more certificates for the purchased Shares shall be issued as soon as practicable thereafter to the Holder.

1.6          Partial Exercise. If this Warrant shall have been exercised only in part, then the Company shall, at the time of delivery of the certificate or certificates for the Shares purchased upon such exercise, also deliver to the Holder a new Warrant evidencing the remaining outstanding unexercised balance of Shares purchasable hereunder.

1.7          Cancellation. Notwithstanding anything in this Warrant to the contrary, this Warrant shall be cancelled, and shall not be exercisable, if it is not exercised before the expiration of the Exercise Period.

Schedule A-2	2

2.	TRANSFER RESTRICTIONS

2.1           Transfer. This Warrant and the Shares issuable upon exercise hereof are “restricted securities” as such term is defined by the rules and regulations promulgated under the Securities Act. This Warrant and the Shares issuable upon exercise hereof may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of this Warrant or the Shares issuable upon exercise hereof, other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Holder, the Company may require the transferor to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of the transferred Warrant or Shares under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Warrant and the Agreement and shall have the rights and obligations of a Holder under this Warrant and the Agreement.

2.2           Legend. The Holder agrees to the imprinting of a legend on any of the Shares issuable upon exercise hereof in the following form:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE CORPORATION. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

Notwithstanding the foregoing, certificates evidencing this Warrant or the Shares issuable upon exercise hereof shall not contain any legend (including the legend set forth above), (i) while a registration statement covering the resale of such security is effective under the Securities Act, (ii) following any sale of this Warrant or such Shares issuable upon exercise hereof pursuant to Rule 144, (iii) if this Warrant or such Shares issuable upon exercise hereof are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to this Warrant or such Shares issuable upon exercise hereof and without volume or manner-of-sale restrictions, or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission).

Schedule A-2	3

2.3           Sale. Each Holder, severally and not jointly with the other Holders, agrees that such Holder will sell this Warrant or any Shares issuable upon exercise hereof only pursuant to either: (i) the registration requirements of the Securities Act, including any applicable prospectus delivery requirements; or (ii) an exemption therefrom, and that if this Warrant or any Shares issuable upon exercise hereof are sold pursuant to any such effective registration statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing the Shares or this Warrant is predicated upon the Company’s reliance upon this understanding.

3.	FRACTIONAL SHARES

Notwithstanding that the number of Shares purchasable upon the exercise of this Warrant may have been adjusted pursuant to the terms hereof, the Company shall nonetheless not be required to issue fractions of Shares upon exercise of this Warrant or to distribute certificates that evidence fractional shares, provided that in lieu of any fraction shares, the Company shall make a cash payment to the Holder in an amount equal to the fair market value (as determined by the Board of Directors of the Company in its reasonable good faith) of such fractional share.

4.	ANTIDILUTION PROVISIONS

4.1           Stock Splits and Combinations. If the Company shall at any time subdivide or combine its outstanding shares of Common Stock, this Warrant shall, after that subdivision or combination, evidence the right to purchase the number of shares of Common Stock that would have been issuable as a result of that change with respect to the shares of Common Stock which were purchasable under this Warrant immediately before that subdivision or combination. If the Company shall at any time subdivide the outstanding shares of Common Stock, the Warrant Exercise Price then in effect immediately before that subdivision shall be proportionately decreased, and, if the Company shall at any time combine the outstanding shares of Common Stock, the Warrant Exercise Price then in effect immediately before that combination shall be proportionately increased. Any adjustment under this section shall become effective at the close of business on the date the subdivision or combination becomes effective.

4.2           Reclassification, Exchange And Substitution. If the Common Stock issuable upon exercise of this Warrant shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares provided for above), the Holder of this Warrant shall, on its exercise, be entitled to purchase for the same aggregate consideration, in lieu of the Common Stock that the Holder would have been entitled to purchase but for such change, a number of shares of such other class or classes of stock equivalent to the number of shares of Common Stock that would have been subject to purchase by the Holder on exercise of this Warrant immediately before that change.

Schedule A-2	4

4.3           Reorganizations, Mergers, Consolidations Or Sale Of Assets. If at any time there shall be a capital reorganization of the Company’s Common Stock (other than a combination, reclassification, exchange, or subdivision of shares provided for elsewhere above) or merger or consolidation of the Company with or into another entity, or the sale of the Company’s properties and assets as, or substantially as, an entirety to any other person or entity, then, as a part of such reorganization, merger, consolidation or sale, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified in this Warrant and upon payment of the Warrant Exercise Price then in effect, the number of shares of Common Stock or other securities or property of the Company, or of the successor entity resulting from such merger or consolidation, to which a holder of the Common Stock deliverable upon exercise of this Warrant would have been entitled in such capital reorganization, merger, or consolidation or sale if this Warrant had been exercised immediately before that capital reorganization, merger, consolidation, or sale. In any such case, appropriate adjustment (as determined in good faith by the Company’s Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder of this Warrant after the reorganization, merger, consolidation, or sale to the end that the provisions of this Warrant (including adjustment of the Warrant Exercise Price then in effect and number of Shares purchasable upon exercise of this Warrant) shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant. The Company shall, within thirty (30) days after making such adjustment, give written notice (by first class mail, postage prepaid) to the Holder of this Warrant at the address of the Holder shown on the Company’s books. That notice shall set forth, in reasonable detail, the event requiring the adjustment and the method by which the adjustment was calculated, and specify the Warrant Exercise Price then in effect after the adjustment and the increased or decreased number of Shares or the other shares or property purchasable upon exercise of this Warrant. When appropriate, that notice may be given in advance and include as part of the notice required under other provisions of this Warrant.

4.4           Reservation of Stock Issuable Upon Exercise. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the exercise of this Warrant such number of its shares of Common Stock as shall from time to time be sufficient to effect the exercise of this Warrant and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the exercise of this Warrant, in addition to such other remedies as shall be available to the Holder of this Warrant, the Company will use its best efforts to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but un-issued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

5.	RIGHTS PRIOR TO EXERCISE OF WARRANT

This Warrant does not entitle the Holder to any of the rights of a stockholder of the Company, including without limitation, the right to receive dividends or other distributions, to exercise any preemptive rights, to vote, or to consent or to receive notice as a stockholder of the Company. If, however, at any time prior to the termination of this Warrant and prior to its exercise, any of the following events shall occur:

(a)          the Company shall declare any dividend payable in any securities upon its shares of Common Stock or make any distribution (other than a regular cash dividend) to the Holders of its shares of Common Stock; or

Schedule A-2	5

(b)          the Company shall offer to the holders of its shares of Common Stock any additional Warrant of Common Stock or securities convertible into or exchangeable for shares of Common Stock or any right to subscribe for or purchase any thereof; or

(c)          a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation, merger, sale, transfer or lease of all or substantially all of its property, assets and business as an entirety) shall be proposed and action by the Company with respect thereto has been approved by the Company’s Board of Directors;

then in any one or more of said events the Company shall give notice in writing of such event to the Holder at the last address of the Holder as it shall appear on the Company’s records at least twenty (20) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividends, distribution, or subscription rights, or for the determination of stockholders entitled to vote on such proposed dissolution, liquidation or winding up. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to publish, mail or receive such notice or any defect therein or in the publication or mailing thereof shall not affect the validity of any action taken in connection with such dividend, distribution or subscription rights, or such proposed dissolution, liquidation or winding up. Each person in whose name any certificate for shares of Common Stock is to be issued shall for all purposes be deemed to have become the holder of record of such shares on the date on which this instrument was surrendered and payment of the Warrant Exercise Price was made, irrespective of the date of delivery of such stock certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares of Common Stock at the close of business on the next succeeding date on which the stock transfer books are open.

6.	SUCCESSORS AND ASSIGNS

The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the Holder hereof and their respective successors and permitted assigns.

7.	LOSS OR MUTILATION

Upon receipt by the Company of satisfactory evidence of the ownership of and the loss, theft, destruction, or mutilation of any Warrant, and (i) in the case of loss, theft, or destruction, upon receipt by the Company of indemnity satisfactory to it, or (ii) in the case of mutilation, upon receipt of such Warrant and upon surrender and cancellation of such Warrant, the Company shall execute and deliver in lieu thereof a new Warrant representing the right to purchase an equal number of shares of Common Stock.

The Holder also acknowledges that each of the Shares issuable upon the due exercise hereof will be subject to any transfer restrictions in the Company’s Articles of Incorporation, including a right of first refusal to the Company, and the certificate or certificates evidencing the Shares will bear a legend to this effect.

Schedule A-2	6

8.	TERMINATION DATE

This Warrant shall terminate upon the sooner of (a) five years from the Date of Issue; or (b) the exercise of all or any portion of this Warrant pursuant to the terms of Section 1 hereof.

9.	GOVERNING LAW

This Warrant and any dispute, disagreement or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be governed or interpreted according to the internal laws of the State of New York without regard to conflicts of law.

11.          HEADINGS. The headings and captions used in this Warrant are used only for convenience and are not to be considered in construing or interpreting this Warrant. All references in this Warrant to sections and exhibits shall, unless otherwise provided, refer to sections hereof and exhibits attached hereto, all of which exhibits are incorporated herein by this reference.

12.          NOTICES. All notices or other communications given or made hereunder shall be in writing and shall be mailed by certified or registered mail, delivered by professional courier or hand, or transmitted via email or facsimile, to such party’s address as set forth in the Agreement, or such other address as the Holder or the Company shall notify the other in writing as above provided. Any notice sent in accordance with this section shall be effective on the date three days after the date of mailing or, if delivered by hand or professional courier, or transmitted via email or facsimile with delivery receipt, on the date of delivery, provided, however, that notices to the Company will be effective upon receipt.

13.         SEVERABILITY. If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Warrant and the balance of this Warrant shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms

14.         AGREEMENT. This Warrant incorporates by reference all the terms of the Agreement.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

Schedule A-2	7

In Witness Whereof, the parties have executed this Warrant as of the date first written above.

COMPANY

Cardax, Inc.

By:

Name:

Title:

HOLDER

By:

Name:

Title:

Schedule A-2	8

NOTICE OF WARRANT EXERCISE

To: Cardax, Inc.

Gentlemen:

The undersigned, _______________________________________, hereby elects to purchase, pursuant to the provisions of the foregoing Warrant held by the undersigned, ___________ shares of the common stock (“Common Stock”) of _______________________

Payment of the purchase price of __________ per Share required under such Warrant accompanies this subscription.

The undersigned hereby represents and warrants that the undersigned is acquiring such Common Stock for the account of the undersigned and not for resale or with a view to distribution of such Common Stock or any part hereof; that the undersigned is fully aware of the transfer restrictions affecting restricted securities under the pertinent securities laws and the undersigned understands that the shares purchased hereby are restricted securities and that the certificate or certificates evidencing the same will bear a legend to that effect.

DATED: _________, ____.

Signature:

Name:

Title:

Address:

Schedule A-2	9

Schedule A-3

[FORM OF FINANCIAL CONSULTING WARRANT]

WARRANT NUMBER _______________

CARDAX, INC.

WARRANT TO PURCHASE SHARES OF CAPITAL STOCK

NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON ITS EXERCISE HAVE BEEN REGISTERED UNDER EITHER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THE SECURITIES UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

THIS CERTIFIES THAT, for value received, ________________________________ (together with its successors and assigns, the “Holder”), commencing _____________ (the “Date of Issue”) is entitled to purchase, subject to the conditions set forth below, at any time and from time to time, in whole or in part, during the Exercise Period (as defined in Section 1.2 below), up to __________ fully paid and non-assessable shares (the “Shares”) of common stock, par value $___ per share (“Common Stock”), of Cardax, Inc., a Delaware corporation formerly known as Koffee Korner, Inc. (the “Company”), at the per share purchase price (the “Warrant Exercise Price”) set forth in Section 1.1, subject to the further provisions of this Warrant.

This Warrant is issued pursuant to that certain Financial Consulting Agent Agreement dated as of January 3, 2014 (the “Financial Consulting Agreement”) by and among Portfolio Advisors Alliance, Inc., a California corporation, and Cardax Pharma, Inc., a Delaware corporation and a wholly owned subsidiary of the Company.

1.     EXERCISE OF WARRANT

The terms and conditions upon which this Warrant may be exercised, and the shares of Common Stock covered hereby which may be purchased hereunder, are as follows:

1.1           Warrants. The Company hereby issues to the Holder warrants to purchase ___________________ newly issued shares of Common Stock (the “Warrants”).

1.2           The Warrant Exercise Price. The exercise price for the Warrants shall be equal to $0.625 per share, subject to adjustment as provided in Section 4 below.

Schedule A-3	1

1.3           Method of Exercise. The Holder of this Warrant may, during the period commencing on the Date of Issue and ending on the fifth (5th) anniversary of the Date of Issue, unless extended by the Company in its sole discretion (the “Exercise Period”), exercise in whole or in part the purchase rights evidenced by this Warrant. Such exercise shall be effected by either “cash exercise” as provided in Section 1.3(a) hereof or by “cashless exercise” as provided in Section 1.3(b) hereof.

(a)          Cash Exercise. The Holder may exercise this Warrant by means of a “Cash Exercise” as follows:

(i) the surrender of the Warrant, together with a duly executed copy of the form of subscription attached hereto, to the Secretary of the Company at its principal offices;

(ii) the payment to the Company, by certified check or bank draft payable to its order, of an amount equal to the aggregate Warrant Exercise Price for the number of Shares for which the purchase rights hereunder are being exercised; and

(iii) the delivery to the Company, if necessary, to assure compliance with federal and state securities laws, of an instrument executed by the Holder certifying that the Shares are being acquired for the sole account of the Holder and not with a view to any resale or distribution.

(b)          Cashless Exercise. The Holder may exercise this Warrant by means of a “cashless exercise” as follows:

(i) The Holder may elect to exercise this Warrant, in whole or in part, and to receive, without the payment by such Holder of any cash (“Cashless Exercise”), Shares equal to the value of this Warrant or any portion hereof by surrendering this Warrant, along with the Notice of Exercise providing such number of Shares to be surrendered in the Cashless Exercise. The Company shall then issue to the Holder such number of validly issued, fully paid and non-assessable Shares as is computed using the following formula:

X =        Y * (A-B)

A

where X =            the number of shares of Common Stock to be issued to the Holder pursuant to this Section 1.3(b).

Y =        the number of Shares subject to this Warrant to be surrendered according to the Notice of Exercise delivered to the Company pursuant to this Section 1.3(b).

A =        the Market Price of one share of Common Stock at the time the Notice of Exercise is made pursuant to this Section 1.3(b).

Schedule A-3	2

B =        the Exercise Price in effect under this Warrant at the time the Notice of Exercise is made pursuant to this Section 1.3(b).

(ii) The term “Market Price” of a share of Common Stock shall mean the fair market value of a share, which shall be, (i) at any time such security is listed or traded on any securities exchange or quoted in an over-the-counter market, (A) the average of the closing prices of sales of Common Stock on the principal national securities exchange on which the Common Stock is listed or admitted to trading, averaged over the period of the 10 consecutive trading days prior to the day as of which the Market Price is being determined, or, if there have been no sales reported on any day, the average of the highest bid and lowest asked prices on such exchange, averaged over the period of the 10 consecutive trading days prior to the day as of which the Market Price is being determined (or such earlier period from the date that this Warrant is issued), (B) if on any day such security is not so listed and is instead quoted in the OTC Bulletin Board, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each of (A) and (B) of this paragraph, averaged over a period of the 20 consecutive trading days prior to the day as of which the Market Price is being determined, or (ii) at any time such security is not listed on any securities exchange or quoted on any quotation system, as determined reasonably and in good faith by the Board of Directors of the Company (the “Board”).

(iii) The Holder may object in writing to the Board’s determination of Market Price within 10 days of receipt of written notice thereof. If the Holder and the Company are unable to agree on the Market Price during the 10-day period following the delivery of the Holder’s objection, the Appraisal Procedure may be invoked by either party to determine Market Price by delivering written notice thereof not later than the 30th day after delivery of the Holder’s objection. Notwithstanding the provisions of this paragraph, if the Market Price has been determined by the Company through an Appraisal Procedure under this Warrant or any warrant of the same class of warrants held by any other Person within 90 days of the date that the Holder exercises this Warrant through a cashless exercise, then the Holder and the Company shall not have the right to invoke the Appraisal Procedure and the Market Price, in the event the Holder disputes the amount determined by the Board pursuant to the last clause of paragraph (ii) above, shall be the most recently determined Market Price as appropriately adjusted for any dividends, distributions or issuances of securities since such date.

Schedule A-3	3

(iv) The term “Appraisal Procedure” shall mean a procedure whereby two independent appraisers, one chosen by the Company and one by the Holder, shall mutually agree upon the determinations then the subject of appraisal. Each party shall deliver a notice to the other appointing its appraiser within 15 days after the Appraisal Procedure is invoked. If within 30 days after appointment of the two appraisers they are unable to agree upon the amount in question, a third independent appraiser shall be chosen within 10 days thereafter by the mutual consent of such first two appraisers or, if such first two appraisers are unable to agree upon the appointment of a third appraiser, such appointment shall be made by the American Arbitration Association, or any organization successor thereto, from a panel of arbitrators having experience in the appraisal of the subject matter to be appraised. The decision of the third appraiser so appointed and chosen shall be given within 30 days after the selection of such third appraiser. If three appraisers shall be appointed and the determination of one appraiser is disparate from the middle determination by more than twice the amount by which the other determination is disparate from the middle determination, then the determination of such appraiser shall be excluded, the remaining two determinations shall be averaged and such average shall be binding and conclusive upon the Company and the Holder; otherwise, the average of all three determinations shall be binding upon the Company and the Holder. The costs of one appraiser selected by the Company that conducts any Appraisal Procedure shall be borne by the Company, the costs of one appraiser selected by the Holder that conducts any Appraisal Procedure shall be borne by the Holder and the costs of the third appraiser shall be borne by the Company; provided, that if the difference of the Market Price determined by the third appraiser and the appraiser selected by the Company is less than 10% of the Market Price determined by the appraiser selected by the Company, then the Holder shall bear the costs of the third appraiser.

Notwithstanding the foregoing, if, within 90 days of the exercise of this Warrant upon a Cashless Exercise, the Company has issued Common Stock in a bona fide offering for cash to investors and such securities were not issued upon the exercise of an option or convertible security, then the Market Price of a share of Common Stock shall be the Market Price of a share of Common Stock in such transaction, as appropriately adjusted for any dividends, distributions or issuances of securities since such date.

(v) Upon receipt of the executed Notice of Exercise by the Company, the Holder shall be deemed to be the holder of record of such Shares to be issued pursuant to the Cashless Exercise, notwithstanding that the Company’s stock transfer books may be closed or that certificates representing such Shares have not been issued or delivered to the Holder, provided, however, that in the event the Appraisal Procedure has been invoked in connection with a dispute regarding the Market Price, then the Holder shall be deemed to be the holder of record of the number of Shares that it would own if the Company were to prevail in the Appraisal Procedure, pending the outcome of such proceeding, and the Company shall deliver to the Holder, upon receipt of the executed Notice of Exercise, and, if applicable, following the outcome of the Appraisal Procedure, the number of Shares necessary to effect the foregoing.

Schedule A-3	4

(vi) The Company shall, as promptly as practicable after completion of the exercise of the Warrant as specified in this Section 1.3(b), cause to be executed, and delivered to the Holder exercising such Warrants, a certificate representing the aggregate number of Shares calculated pursuant to the Cashless Exercise formula described above. Each certificate for Shares so delivered shall be in such denomination as may be requested by the Holder and shall be registered in the name of the Holder. If this Warrant shall have been exercised only in part, then the Company shall, at the time of delivery of said certificate or certificates, also deliver to the Holder a new Warrant evidencing the remaining outstanding unexercised balance of Shares. The Company shall pay all expenses, stock transfer taxes and other charges payable in connection with the preparation, execution and delivery of such certificates for Shares and new Warrants, if any.

1.4           Satisfaction with Requirements of Securities Act of 1933. Notwithstanding the provisions of Section 1.3 and Section 7 hereof, exercise of this Warrant is contingent upon the Company’s satisfaction that the issuance of the Shares for which this Warrant is being exercised is exempt from the requirements of the Securities Act of 1933, as amended (the “Securities Act”) and all applicable state securities laws. The Holder of this Warrant agrees to execute any and all documents deemed necessary by the Company to effect the exercise of this Warrant.

1.5           Issuance of Shares. In the event the purchase rights evidenced by this Warrant are exercised in whole or in part, one or more certificates for the purchased Shares shall be issued as soon as practicable thereafter to the Holder.

1.6           Partial Exercise. If this Warrant shall have been exercised only in part, then the Company shall, at the time of delivery of the certificate or certificates for the Shares purchased upon such exercise, also deliver to the Holder a new Warrant evidencing the remaining outstanding unexercised balance of Shares purchasable hereunder.

1.7           Cancellation. Notwithstanding anything in this Warrant to the contrary, this Warrant shall be cancelled, and shall not be exercisable, if it is not exercised before the expiration of the Exercise Period.

2.	TRANSFER RESTRICTIONS

2.1           Transfer. This Warrant and the Shares issuable upon exercise hereof are “restricted securities” as such term is defined by the rules and regulations promulgated under the Securities Act. This Warrant and the Shares issuable upon exercise hereof may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of this Warrant or the Shares issuable upon exercise hereof, other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of the Holder, the Company may require the transferor to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of the transferred Warrant or Shares under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Warrant. The Holder of this Warrant agrees that if this Warrant or any Shares issuable upon exercise hereof are sold pursuant to any such effective registration statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing the Shares or this Warrant is predicated upon the Company’s reliance upon this understanding. Each Holder of this Warrant may be required to provide information regarding the beneficial ownership of the Holder in the Company and may be required to represent and warrant to the Company that such information is true and correct.

Schedule A-3	5

2.2           Legend. The Holder agrees to the imprinting of a legend on any of the Shares issuable upon exercise hereof in the following form:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE CORPORATION. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

Notwithstanding the foregoing, certificates evidencing this Warrant or the Shares issuable upon exercise hereof shall not contain any legend (including the legend set forth above), (i) while a registration statement covering the resale of such security is effective under the Securities Act, (ii) following any sale of this Warrant or such Shares issuable upon exercise hereof pursuant to Rule 144, (iii) if this Warrant or such Shares issuable upon exercise hereof are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to this Warrant or such Shares issuable upon exercise hereof and without volume or manner-of-sale restrictions, or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission).

3.	FRACTIONAL SHARES

Notwithstanding that the number of Shares purchasable upon the exercise of this Warrant may have been adjusted pursuant to the terms hereof, the Company shall nonetheless not be required to issue fractions of Shares upon exercise of this Warrant or to distribute certificates that evidence fractional shares, provided that in lieu of any fraction shares, the Company shall make a cash payment to the Holder in an amount equal to the fair market value (as determined by the Board of Directors of the Company in its reasonable good faith) of such fractional share.

Schedule A-3	6

4.	ANTIDILUTION PROVISIONS

4.1           Stock Splits and Combinations. If the Company shall at any time subdivide or combine its outstanding shares of Common Stock, this Warrant shall, after that subdivision or combination, evidence the right to purchase the number of shares of Common Stock that would have been issuable as a result of that change with respect to the shares of Common Stock which were purchasable under this Warrant immediately before that subdivision or combination. If the Company shall at any time subdivide the outstanding shares of Common Stock, the Warrant Exercise Price then in effect immediately before that subdivision shall be proportionately decreased, and, if the Company shall at any time combine the outstanding shares of Common Stock, the Warrant Exercise Price then in effect immediately before that combination shall be proportionately increased. Any adjustment under this section shall become effective at the close of business on the date the subdivision or combination becomes effective.

4.2           Reclassification, Exchange And Substitution. If the Common Stock issuable upon exercise of this Warrant shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares provided for above), the Holder of this Warrant shall, on its exercise, be entitled to purchase for the same aggregate consideration, in lieu of the Common Stock that the Holder would have been entitled to purchase but for such change, a number of shares of such other class or classes of stock equivalent to the number of shares of Common Stock that would have been subject to purchase by the Holder on exercise of this Warrant immediately before that change.

4.3           Reorganizations, Mergers, Consolidations Or Sale Of Assets. If at any time there shall be a capital reorganization of the Company’s Common Stock (other than a combination, reclassification, exchange, or subdivision of shares provided for elsewhere above) or merger or consolidation of the Company with or into another entity, or the sale of the Company’s properties and assets as, or substantially as, an entirety to any other person or entity, then, as a part of such reorganization, merger, consolidation or sale, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified in this Warrant and upon payment of the Warrant Exercise Price then in effect, the number of shares of Common Stock or other securities or property of the Company, or of the successor entity resulting from such merger or consolidation, to which a holder of the Common Stock deliverable upon exercise of this Warrant would have been entitled in such capital reorganization, merger, or consolidation or sale if this Warrant had been exercised immediately before that capital reorganization, merger, consolidation, or sale. In any such case, appropriate adjustment (as determined in good faith by the Company’s Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder of this Warrant after the reorganization, merger, consolidation, or sale to the end that the provisions of this Warrant (including adjustment of the Warrant Exercise Price then in effect and number of Shares purchasable upon exercise of this Warrant) shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant. The Company shall, within thirty (30) days after making such adjustment, give written notice (by first class mail, postage prepaid) to the Holder of this Warrant at the address of the Holder shown on the Company’s books. That notice shall set forth, in reasonable detail, the event requiring the adjustment and the method by which the adjustment was calculated, and specify the Warrant Exercise Price then in effect after the adjustment and the increased or decreased number of Shares or the other shares or property purchasable upon exercise of this Warrant. When appropriate, that notice may be given in advance and include as part of the notice required under other provisions of this Warrant.

Schedule A-3	7

4.4           Reservation of Stock Issuable Upon Exercise. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the exercise of this Warrant such number of its shares of Common Stock as shall from time to time be sufficient to effect the exercise of this Warrant and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the exercise of this Warrant, in addition to such other remedies as shall be available to the Holder of this Warrant, the Company will use its best efforts to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but un-issued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

5.	RIGHTS PRIOR TO EXERCISE OF WARRANT

This Warrant does not entitle the Holder to any of the rights of a stockholder of the Company, including without limitation, the right to receive dividends or other distributions, to exercise any preemptive rights, to vote, or to consent or to receive notice as a stockholder of the Company. If, however, at any time prior to the termination of this Warrant and prior to its exercise, any of the following events shall occur:

(a)          the Company shall declare any dividend payable in any securities upon its shares of Common Stock or make any distribution (other than a regular cash dividend) to the Holders of its shares of Common Stock; or

(b)          the Company shall offer to the holders of its shares of Common Stock any additional Warrant of Common Stock or securities convertible into or exchangeable for shares of Common Stock or any right to subscribe for or purchase any thereof; or

(c)          a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation, merger, sale, transfer or lease of all or substantially all of its property, assets and business as an entirety) shall be proposed and action by the Company with respect thereto has been approved by the Company’s Board of Directors;

then in any one or more of said events the Company shall give notice in writing of such event to the Holder at the last address of the Holder as it shall appear on the Company’s records at least twenty (20) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividends, distribution, or subscription rights, or for the determination of stockholders entitled to vote on such proposed dissolution, liquidation or winding up. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to publish, mail or receive such notice or any defect therein or in the publication or mailing thereof shall not affect the validity of any action taken in connection with such dividend, distribution or subscription rights, or such proposed dissolution, liquidation or winding up. Each person in whose name any certificate for shares of Common Stock is to be issued shall for all purposes be deemed to have become the holder of record of such shares on the date on which this instrument was surrendered and payment of the Warrant Exercise Price was made, irrespective of the date of delivery of such stock certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares of Common Stock at the close of business on the next succeeding date on which the stock transfer books are open.

Schedule A-3	8

6.	SUCCESSORS AND ASSIGNS

The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the Holder hereof and their respective successors and permitted assigns.

7.	LOSS OR MUTILATION

Upon receipt by the Company of satisfactory evidence of the ownership of and the loss, theft, destruction, or mutilation of any Warrant, and (i) in the case of loss, theft, or destruction, upon receipt by the Company of indemnity satisfactory to it, or (ii) in the case of mutilation, upon receipt of such Warrant and upon surrender and cancellation of such Warrant, the Company shall execute and deliver in lieu thereof a new Warrant representing the right to purchase an equal number of shares of Common Stock.

The Holder also acknowledges that each of the Shares issuable upon the due exercise hereof will be subject to any transfer restrictions in the Company’s Articles of Incorporation, including a right of first refusal to the Company, and the certificate or certificates evidencing the Shares will bear a legend to this effect.

8.	TERMINATION DATE

This Warrant shall terminate upon the sooner of (a) five years from the Date of Issue; or (b) the exercise of all or any portion of this Warrant pursuant to the terms of Section 1 hereof.

9.	GOVERNING LAW

This Warrant and any dispute, disagreement or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be governed or interpreted according to the internal laws of the State of New York without regard to conflicts of law.

11.          HEADINGS. The headings and captions used in this Warrant are used only for convenience and are not to be considered in construing or interpreting this Warrant. All references in this Warrant to sections and exhibits shall, unless otherwise provided, refer to sections hereof and exhibits attached hereto, all of which exhibits are incorporated herein by this reference.

12.          NOTICES. All notices or other communications given or made hereunder shall be in writing and shall be mailed by certified or registered mail, delivered by professional courier or hand, or transmitted via email or facsimile, to such party’s address as set forth in the register maintained by the Company for the Holder of this Warrant, or such other address as the Holder or the Company shall notify the other in writing as above provided. Any notice sent in accordance with this section shall be effective on the date three days after the date of mailing or, if delivered by hand or professional courier, or transmitted via email or facsimile with delivery receipt, on the date of delivery, provided, however, that notices to the Company will be effective upon receipt.

Schedule A-3	9

13.          SEVERABILITY. If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Warrant and the balance of this Warrant shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

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Schedule A-3	10

In Witness Whereof, the parties have executed this Warrant as of the date first written above.

COMPANY

CARDAX, INC.

By:

Name:

Title:

HOLDER

By:

Name:

Title:

Schedule A-3	11

Warrant Number

NOTICE OF WARRANT EXERCISE

To: Cardax, Inc.

Gentlemen:

The undersigned, ___________________________, hereby elects to purchase, pursuant to the provisions of the foregoing Warrant held by the undersigned, ___________ shares of the common stock (“Common Stock”) of Cardax, Inc.

[Payment of the purchase price of __________ per Share required under such Warrant accompanies this subscription.]

[The exercise of this Warrant is by the Cashless Exercise Procedure under Section 1.3(b) of this Warrant for all the shares of Common Stock that may be purchased under this Warrant.]

The undersigned hereby represents and warrants that the undersigned is acquiring such Common Stock for the account of the undersigned and not for resale or with a view to distribution of such Common Stock or any part hereof; that the undersigned is fully aware of the transfer restrictions affecting restricted securities under the pertinent securities laws and the undersigned understands that the shares purchased hereby are restricted securities and that the certificate or certificates evidencing the same will bear a legend to that effect.

DATED: __________, ____.

Signature:

Name:

Title:

Address:

Schedule A-3	12

Schedule A-4

[FORM OF PLACEMENT AGENT WARRANT]

WARRANT NUMBER _______________

CARDAX, INC.

WARRANT TO PURCHASE SHARES OF CAPITAL STOCK

NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON ITS EXERCISE HAVE BEEN REGISTERED UNDER EITHER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THE SECURITIES UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

THIS CERTIFIES THAT, for value received, ________________________________ (together with its successors and assigns, the “Holder”), commencing _____________ (the “Date of Issue”) is entitled to purchase, subject to the conditions set forth below, at any time and from time to time, in whole or in part, during the Exercise Period (as defined in Section 1.2 below), up to __________ fully paid and non-assessable shares (the “Shares”) of common stock, par value $___ per share (“Common Stock”), of Cardax, Inc., a Delaware corporation formerly known as Koffee Korner, Inc. (the “Company”), at the per share purchase price (the “Warrant Exercise Price”) set forth in Section 1.1, subject to the further provisions of this Warrant.

This Warrant is issued pursuant to that certain Placement Agent Agreement dated as of January 3, 2014 (the “Placement Agent Agreement”) by and among Portfolio Advisors Alliance, Inc., a California corporation, and Cardax Pharma, Inc., a Delaware corporation and a wholly owned subsidiary of the Company.

1.	EXERCISE OF WARRANT

The terms and conditions upon which this Warrant may be exercised, and the shares of Common Stock covered hereby which may be purchased hereunder, are as follows:

1.1           Warrants. The Company hereby issues to the Holder warrants to purchase ___________________ newly issued shares of Common Stock (the “Warrants”).

1.2           The Warrant Exercise Price. The exercise price for the Warrants shall be equal to $0.625 per share, subject to adjustment as provided in Section 4 below.

Schedule A-4	1

1.3          Method of Exercise. The Holder of this Warrant may, during the period commencing on the Date of Issue and ending on the fifth (5th) anniversary of the Date of Issue, unless extended by the Company in its sole discretion (the “Exercise Period”), exercise in whole or in part the purchase rights evidenced by this Warrant. Such exercise shall be effected by either “cash exercise” as provided in Section 1.3(a) hereof or by “cashless exercise” as provided in Section 1.3(b) hereof.

(a)          Cash Exercise. The Holder may exercise this Warrant by means of a “Cash Exercise” as follows:

(i) the surrender of the Warrant, together with a duly executed copy of the form of subscription attached hereto, to the Secretary of the Company at its principal offices;

(ii) the payment to the Company, by certified check or bank draft payable to its order, of an amount equal to the aggregate Warrant Exercise Price for the number of Shares for which the purchase rights hereunder are being exercised; and

(iii) the delivery to the Company, if necessary, to assure compliance with federal and state securities laws, of an instrument executed by the Holder certifying that the Shares are being acquired for the sole account of the Holder and not with a view to any resale or distribution.

(b)          Cashless Exercise. The Holder may exercise this Warrant by means of a “cashless exercise” as follows:

(i) The Holder may elect to exercise this Warrant, in whole or in part, and to receive, without the payment by such Holder of any cash (“Cashless Exercise”), Shares equal to the value of this Warrant or any portion hereof by surrendering this Warrant, along with the Notice of Exercise providing such number of Shares to be surrendered in the Cashless Exercise. The Company shall then issue to the Holder such number of validly issued, fully paid and non-assessable Shares as is computed using the following formula:

X =    Y * (A-B)

 A

where X =      the number of shares of Common Stock to be issued to the Holder pursuant to this Section 1.3(b).

Y =     the number of Shares subject to this Warrant to be surrendered according to the Notice of Exercise delivered to the Company pursuant to this Section 1.3(b).

A =     the Market Price of one share of Common Stock at the time the Notice of Exercise is made pursuant to this Section 1.3(b).

Schedule A-4	2

B =     the Exercise Price in effect under this Warrant at the time the Notice of Exercise is made pursuant to this Section 1.3(b).

(ii)  The term “Market Price” of a share of Common Stock shall mean the fair market value of a share, which shall be, (i) at any time such security is listed or traded on any securities exchange or quoted in an over-the-counter market, (A) the average of the closing prices of sales of Common Stock on the principal national securities exchange on which the Common Stock is listed or admitted to trading, averaged over the period of the 10 consecutive trading days prior to the day as of which the Market Price is being determined, or, if there have been no sales reported on any day, the average of the highest bid and lowest asked prices on such exchange, averaged over the period of the 10 consecutive trading days prior to the day as of which the Market Price is being determined (or such earlier period from the date that this Warrant is issued), (B) if on any day such security is not so listed and is instead quoted in the OTC Bulletin Board, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each of (A) and (B) of this paragraph, averaged over a period of the 20 consecutive trading days prior to the day as of which the Market Price is being determined, or (ii) at any time such security is not listed on any securities exchange or quoted on any quotation system, as determined reasonably and in good faith by the Board of Directors of the Company (the “Board”).

(iii)  The Holder may object in writing to the Board’s determination of Market Price within 10 days of receipt of written notice thereof. If the Holder and the Company are unable to agree on the Market Price during the 10-day period following the delivery of the Holder’s objection, the Appraisal Procedure may be invoked by either party to determine Market Price by delivering written notice thereof not later than the 30th day after delivery of the Holder’s objection. Notwithstanding the provisions of this paragraph, if the Market Price has been determined by the Company through an Appraisal Procedure under this Warrant or any warrant of the same class of warrants held by any other Person within 90 days of the date that the Holder exercises this Warrant through a cashless exercise, then the Holder and the Company shall not have the right to invoke the Appraisal Procedure and the Market Price, in the event the Holder disputes the amount determined by the Board pursuant to the last clause of paragraph (ii) above, shall be the most recently determined Market Price as appropriately adjusted for any dividends, distributions or issuances of securities since such date.

Schedule A-4	3

(iv)  The term “Appraisal Procedure” shall mean a procedure whereby two independent appraisers, one chosen by the Company and one by the Holder, shall mutually agree upon the determinations then the subject of appraisal. Each party shall deliver a notice to the other appointing its appraiser within 15 days after the Appraisal Procedure is invoked. If within 30 days after appointment of the two appraisers they are unable to agree upon the amount in question, a third independent appraiser shall be chosen within 10 days thereafter by the mutual consent of such first two appraisers or, if such first two appraisers are unable to agree upon the appointment of a third appraiser, such appointment shall be made by the American Arbitration Association, or any organization successor thereto, from a panel of arbitrators having experience in the appraisal of the subject matter to be appraised. The decision of the third appraiser so appointed and chosen shall be given within 30 days after the selection of such third appraiser. If three appraisers shall be appointed and the determination of one appraiser is disparate from the middle determination by more than twice the amount by which the other determination is disparate from the middle determination, then the determination of such appraiser shall be excluded, the remaining two determinations shall be averaged and such average shall be binding and conclusive upon the Company and the Holder; otherwise, the average of all three determinations shall be binding upon the Company and the Holder. The costs of one appraiser selected by the Company that conducts any Appraisal Procedure shall be borne by the Company, the costs of one appraiser selected by the Holder that conducts any Appraisal Procedure shall be borne by the Holder and the costs of the third appraiser shall be borne by the Company; provided, that if the difference of the Market Price determined by the third appraiser and the appraiser selected by the Company is less than 10% of the Market Price determined by the appraiser selected by the Company, then the Holder shall bear the costs of the third appraiser.

Notwithstanding the foregoing, if, within 90 days of the exercise of this Warrant upon a Cashless Exercise, the Company has issued Common Stock in a bona fide offering for cash to investors and such securities were not issued upon the exercise of an option or convertible security, then the Market Price of a share of Common Stock shall be the Market Price of a share of Common Stock in such transaction, as appropriately adjusted for any dividends, distributions or issuances of securities since such date.

(v)  Upon receipt of the executed Notice of Exercise by the Company, the Holder shall be deemed to be the holder of record of such Shares to be issued pursuant to the Cashless Exercise, notwithstanding that the Company’s stock transfer books may be closed or that certificates representing such Shares have not been issued or delivered to the Holder, provided, however, that in the event the Appraisal Procedure has been invoked in connection with a dispute regarding the Market Price, then the Holder shall be deemed to be the holder of record of the number of Shares that it would own if the Company were to prevail in the Appraisal Procedure, pending the outcome of such proceeding, and the Company shall deliver to the Holder, upon receipt of the executed Notice of Exercise, and, if applicable, following the outcome of the Appraisal Procedure, the number of Shares necessary to effect the foregoing.

Schedule A-4	4

(vi)  The Company shall, as promptly as practicable after completion of the exercise of the Warrant as specified in this Section 1.3(b), cause to be executed, and delivered to the Holder exercising such Warrants, a certificate representing the aggregate number of Shares calculated pursuant to the Cashless Exercise formula described above. Each certificate for Shares so delivered shall be in such denomination as may be requested by the Holder and shall be registered in the name of the Holder. If this Warrant shall have been exercised only in part, then the Company shall, at the time of delivery of said certificate or certificates, also deliver to the Holder a new Warrant evidencing the remaining outstanding unexercised balance of Shares. The Company shall pay all expenses, stock transfer taxes and other charges payable in connection with the preparation, execution and delivery of such certificates for Shares and new Warrants, if any.

1.4          Satisfaction with Requirements of Securities Act of 1933. Notwithstanding the provisions of Section 1.3 and Section 7 hereof, exercise of this Warrant is contingent upon the Company’s satisfaction that the issuance of the Shares for which this Warrant is being exercised is exempt from the requirements of the Securities Act of 1933, as amended (the “Securities Act”) and all applicable state securities laws. The Holder of this Warrant agrees to execute any and all documents deemed necessary by the Company to effect the exercise of this Warrant.

1.5          Issuance of Shares. In the event the purchase rights evidenced by this Warrant are exercised in whole or in part, one or more certificates for the purchased Shares shall be issued as soon as practicable thereafter to the Holder.

1.6          Partial Exercise. If this Warrant shall have been exercised only in part, then the Company shall, at the time of delivery of the certificate or certificates for the Shares purchased upon such exercise, also deliver to the Holder a new Warrant evidencing the remaining outstanding unexercised balance of Shares purchasable hereunder.

1.7          Cancellation. Notwithstanding anything in this Warrant to the contrary, this Warrant shall be cancelled, and shall not be exercisable, if it is not exercised before the expiration of the Exercise Period.

2.	TRANSFER RESTRICTIONS

2.1          Transfer. This Warrant and the Shares issuable upon exercise hereof are “restricted securities” as such term is defined by the rules and regulations promulgated under the Securities Act. This Warrant and the Shares issuable upon exercise hereof may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of this Warrant or the Shares issuable upon exercise hereof, other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of the Holder, the Company may require the transferor to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of the transferred Warrant or Shares under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Warrant. The Holder of this Warrant agrees that if this Warrant or any Shares issuable upon exercise hereof are sold pursuant to any such effective registration statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing the Shares or this Warrant is predicated upon the Company’s reliance upon this understanding. Each Holder of this Warrant may be required to provide information regarding the beneficial ownership of the Holder in the Company and may be required to represent and warrant to the Company that such information is true and correct.

Schedule A-4	5

2.2          Legend. The Holder agrees to the imprinting of a legend on any of the Shares issuable upon exercise hereof in the following form:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE CORPORATION. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

Notwithstanding the foregoing, certificates evidencing this Warrant or the Shares issuable upon exercise hereof shall not contain any legend (including the legend set forth above), (i) while a registration statement covering the resale of such security is effective under the Securities Act, (ii) following any sale of this Warrant or such Shares issuable upon exercise hereof pursuant to Rule 144, (iii) if this Warrant or such Shares issuable upon exercise hereof are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to this Warrant or such Shares issuable upon exercise hereof and without volume or manner-of-sale restrictions, or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission).

3.	FRACTIONAL SHARES

Notwithstanding that the number of Shares purchasable upon the exercise of this Warrant may have been adjusted pursuant to the terms hereof, the Company shall nonetheless not be required to issue fractions of Shares upon exercise of this Warrant or to distribute certificates that evidence fractional shares, provided that in lieu of any fraction shares, the Company shall make a cash payment to the Holder in an amount equal to the fair market value (as determined by the Board of Directors of the Company in its reasonable good faith) of such fractional share.

Schedule A-4	6

4.	ANTIDILUTION PROVISIONS

4.1          Stock Splits and Combinations. If the Company shall at any time subdivide or combine its outstanding shares of Common Stock, this Warrant shall, after that subdivision or combination, evidence the right to purchase the number of shares of Common Stock that would have been issuable as a result of that change with respect to the shares of Common Stock which were purchasable under this Warrant immediately before that subdivision or combination. If the Company shall at any time subdivide the outstanding shares of Common Stock, the Warrant Exercise Price then in effect immediately before that subdivision shall be proportionately decreased, and, if the Company shall at any time combine the outstanding shares of Common Stock, the Warrant Exercise Price then in effect immediately before that combination shall be proportionately increased. Any adjustment under this section shall become effective at the close of business on the date the subdivision or combination becomes effective.

4.2          Reclassification, Exchange And Substitution. If the Common Stock issuable upon exercise of this Warrant shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares provided for above), the Holder of this Warrant shall, on its exercise, be entitled to purchase for the same aggregate consideration, in lieu of the Common Stock that the Holder would have been entitled to purchase but for such change, a number of shares of such other class or classes of stock equivalent to the number of shares of Common Stock that would have been subject to purchase by the Holder on exercise of this Warrant immediately before that change.

4.3          Reorganizations, Mergers, Consolidations Or Sale Of Assets. If at any time there shall be a capital reorganization of the Company’s Common Stock (other than a combination, reclassification, exchange, or subdivision of shares provided for elsewhere above) or merger or consolidation of the Company with or into another entity, or the sale of the Company’s properties and assets as, or substantially as, an entirety to any other person or entity, then, as a part of such reorganization, merger, consolidation or sale, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified in this Warrant and upon payment of the Warrant Exercise Price then in effect, the number of shares of Common Stock or other securities or property of the Company, or of the successor entity resulting from such merger or consolidation, to which a holder of the Common Stock deliverable upon exercise of this Warrant would have been entitled in such capital reorganization, merger, or consolidation or sale if this Warrant had been exercised immediately before that capital reorganization, merger, consolidation, or sale. In any such case, appropriate adjustment (as determined in good faith by the Company’s Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder of this Warrant after the reorganization, merger, consolidation, or sale to the end that the provisions of this Warrant (including adjustment of the Warrant Exercise Price then in effect and number of Shares purchasable upon exercise of this Warrant) shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant. The Company shall, within thirty (30) days after making such adjustment, give written notice (by first class mail, postage prepaid) to the Holder of this Warrant at the address of the Holder shown on the Company’s books. That notice shall set forth, in reasonable detail, the event requiring the adjustment and the method by which the adjustment was calculated, and specify the Warrant Exercise Price then in effect after the adjustment and the increased or decreased number of Shares or the other shares or property purchasable upon exercise of this Warrant. When appropriate, that notice may be given in advance and include as part of the notice required under other provisions of this Warrant.

Schedule A-4	7

4.4          Reservation of Stock Issuable Upon Exercise. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the exercise of this Warrant such number of its shares of Common Stock as shall from time to time be sufficient to effect the exercise of this Warrant and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the exercise of this Warrant, in addition to such other remedies as shall be available to the Holder of this Warrant, the Company will use its best efforts to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but un-issued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

5.	RIGHTS PRIOR TO EXERCISE OF WARRANT

This Warrant does not entitle the Holder to any of the rights of a stockholder of the Company, including without limitation, the right to receive dividends or other distributions, to exercise any preemptive rights, to vote, or to consent or to receive notice as a stockholder of the Company. If, however, at any time prior to the termination of this Warrant and prior to its exercise, any of the following events shall occur:

(a)          the Company shall declare any dividend payable in any securities upon its shares of Common Stock or make any distribution (other than a regular cash dividend) to the Holders of its shares of Common Stock; or

(b)          the Company shall offer to the holders of its shares of Common Stock any additional Warrant of Common Stock or securities convertible into or exchangeable for shares of Common Stock or any right to subscribe for or purchase any thereof; or

(c)          a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation, merger, sale, transfer or lease of all or substantially all of its property, assets and business as an entirety) shall be proposed and action by the Company with respect thereto has been approved by the Company’s Board of Directors;

then in any one or more of said events the Company shall give notice in writing of such event to the Holder at the last address of the Holder as it shall appear on the Company’s records at least twenty (20) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividends, distribution, or subscription rights, or for the determination of stockholders entitled to vote on such proposed dissolution, liquidation or winding up. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to publish, mail or receive such notice or any defect therein or in the publication or mailing thereof shall not affect the validity of any action taken in connection with such dividend, distribution or subscription rights, or such proposed dissolution, liquidation or winding up. Each person in whose name any certificate for shares of Common Stock is to be issued shall for all purposes be deemed to have become the holder of record of such shares on the date on which this instrument was surrendered and payment of the Warrant Exercise Price was made, irrespective of the date of delivery of such stock certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares of Common Stock at the close of business on the next succeeding date on which the stock transfer books are open.

Schedule A-4	8

6.	SUCCESSORS AND ASSIGNS

The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the Holder hereof and their respective successors and permitted assigns.

7.	LOSS OR MUTILATION

Upon receipt by the Company of satisfactory evidence of the ownership of and the loss, theft, destruction, or mutilation of any Warrant, and (i) in the case of loss, theft, or destruction, upon receipt by the Company of indemnity satisfactory to it, or (ii) in the case of mutilation, upon receipt of such Warrant and upon surrender and cancellation of such Warrant, the Company shall execute and deliver in lieu thereof a new Warrant representing the right to purchase an equal number of shares of Common Stock.

The Holder also acknowledges that each of the Shares issuable upon the due exercise hereof will be subject to any transfer restrictions in the Company’s Articles of Incorporation, including a right of first refusal to the Company, and the certificate or certificates evidencing the Shares will bear a legend to this effect.

8.	TERMINATION DATE

This Warrant shall terminate upon the sooner of (a) five years from the Date of Issue; or (b) the exercise of all or any portion of this Warrant pursuant to the terms of Section 1 hereof.

9.	GOVERNING LAW

This Warrant and any dispute, disagreement or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be governed or interpreted according to the internal laws of the State of New York without regard to conflicts of law.

11.         HEADINGS. The headings and captions used in this Warrant are used only for convenience and are not to be considered in construing or interpreting this Warrant. All references in this Warrant to sections and exhibits shall, unless otherwise provided, refer to sections hereof and exhibits attached hereto, all of which exhibits are incorporated herein by this reference.

12.         NOTICES. All notices or other communications given or made hereunder shall be in writing and shall be mailed by certified or registered mail, delivered by professional courier or hand, or transmitted via email or facsimile, to such party’s address as set forth in the register maintained by the Company for the Holder of this Warrant, or such other address as the Holder or the Company shall notify the other in writing as above provided. Any notice sent in accordance with this section shall be effective on the date three days after the date of mailing or, if delivered by hand or professional courier, or transmitted via email or facsimile with delivery receipt, on the date of delivery, provided, however, that notices to the Company will be effective upon receipt.

Schedule A-4	9

13.         SEVERABILITY. If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Warrant and the balance of this Warrant shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

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Schedule A-4	10

In Witness Whereof, the parties have executed this Warrant as of the date first written above.

COMPANY

CARDAX, INC.

By:

Name:

Title:

HOLDER

By:

Name:

Title:

Schedule A-4	11

NOTICE OF WARRANT EXERCISE

To: Cardax, Inc.

Gentlemen:

The undersigned,                                                                                                 , hereby elects to purchase, pursuant to the provisions of the foregoing Warrant held by the undersigned,                           shares of the common stock (“Common Stock”) of Cardax, Inc.

[Payment of the purchase price of __________ per Share required under such Warrant accompanies this subscription.]

[The exercise of this Warrant is by the Cashless Exercise Procedure under Section 1.3(b) of this Warrant for all the shares of Common Stock that may be purchased under this Warrant.]

The undersigned hereby represents and warrants that the undersigned is acquiring such Common Stock for the account of the undersigned and not for resale or with a view to distribution of such Common Stock or any part hereof; that the undersigned is fully aware of the transfer restrictions affecting restricted securities under the pertinent securities laws and the undersigned understands that the shares purchased hereby are restricted securities and that the certificate or certificates evidencing the same will bear a legend to that effect.

DATED: ______________, ____.

Signature:

Name:

Title:

Address:

Schedule A-4	12